SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date    of Report (Date of earliest event reported):

                                 July 29, 2003

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


    Delaware                   1-12351               41-1849591
(State of Incorporation)   (Commission File Number)  (IRS Employer
                                                    Identification No.)



10900 Wayzata Boulevard, Minnetonka, Minnesota                   55305
(Address of principal executive offices)                      (Zip Code)


                                                    (952) 525-5020 (Registrant's
                                           telephone number)


Item 5.   Other Events

On July 29, 2003, Metris Companies Inc. issued a press release reporting the sale of the membership and warranty products and operations of its enhancement services business. Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of that press release.







Item 7.(c) Exhibits

99.1 Press release of Metris Companies Inc. dated July 29, 2003, reporting the sale of the membership and warranty products and operations of its enhancement services business.


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METRIS COMPANIES INC.


                                  By /s/David D. Wesselink
                                     David D. Wesselink
                                     Chairman and Chief Executive Officer
Dated: July 29, 2003